SUPPLEMENT DATED MAY 16, 2007 TO
ICON INTERNATIONAL FUNDS PROSPECTUS DATED JANUARY 29, 2007
The ICON International Funds Prospectus is hereby amended as follows:
The section of the Prospectus titled “Portfolio Managers” is amended on page 23 by replacing the first paragraph with the following:
Investment Committee Members
ICON’s Investment Committee includes members who are responsible for managing mutual fund assets. Each Fund is team-managed in that individual Investment Committee members have responsibility for evaluating their respective sectors and countries and identifying themes and industries within their assigned sectors or countries based on value-to-price ratios and relative strength metrics, the core of the ICON system. The day-to-day management of the Fund’s portfolio is system-based and continuously monitored by the Investment Committee member assigned to the relevant sector, country or Fund.
The primary Investment Committee member for the ICON International Funds is:

Fund	Investment Committee Member	Tenure
ICON Asia-Pacific Region Fund	Scott Snyder	Since November 2005
ICON Europe Fund	Scott Snyder	Since November 2005
ICON International Equity Fund	Scott Snyder	Since November 2005
Scott Snyder is a member of ICON’s Investment Committee. Mr. Snyder joined ICON in 2004 as a Research Analyst. In 2005, he was promoted to a junior member of the Investment Committee, then a senior member. Previously, he was employed by FactSet as a portfolio analytics specialist from 2003-2004 and as a senior consultant from 2001-2003. Mr. Snyder has earned the right to use the Chartered Financial Analyst designation.
Todd Burchett is a member of ICON’s Investment Committee. Mr. Burchett joined ICON in 2005 as a Research Analyst and was named to the Investment Committee in 2006. He is also a Chartered Financial Analyst Level III candidate. Prior to joining ICON, Mr. Burchett was employed by The Ohio State University as a research and training assistant. He was also formerly a teacher, coach and faculty adviser for Rutland Vermont Public Schools.
Derek Rollingson is Vice President of Investments, Director of Research, and a senior member of ICON’s Investment Committee. Mr. Rollingson joined ICON in 2000 as a junior member of the Investment Committee. In 2003, he was named a senior member of the Investment Committee. He was previously employed as a research analyst in corporate litigation for Navigant Consulting from 1997 to 2000.
Robert Straus is Vice President of Investments, Chief Investment Officer, and a senior member of ICON’s Investment Committee. Mr. Straus was previously employed by ICON as its Head Trader from 1996 to 1999 and rejoined ICON in 2001 as a junior member of the Investment Committee. In 2003, he was named a senior member of the Investment Committee. Mr. Straus was a senior equity trader with Charles Schwab & Co., Inc. in 2000 and a partner with Integral Asset Management LLC from 1999 to 2000. Mr. Straus is a Chartered Market Technician and has earned the right to use the Chartered Financial Analyst designation.
Zach Jonson is a junior member of ICON’s Investment Committee. Mr. Jonson joined ICON in 2003 as a Reconciliation and Performance Specialist. He became a Research Analyst in 2006 and was promoted to a junior member of the Investment Committee in 2007. Mr. Jonson holds an NASD Series 7 registration and is pursuing a master’s of business administration degree. Prior to joining ICON, Mr. Jonson was employed by the University of Colorado as an administrative assistant in the office of student employment.